Other current liabilities	12 Months Ended
Dec. 31, 2022
Other Current Liabilities [Abstract]
Other current liabilities
36. Other current liabilities
The following table provides a breakdown for other current liabilities:

	At December 31,
(€ thousands)	2022	2021
Due to employees	44,705	51,847
VAT and other taxes	15,102	28,609
Accrued expenses	23,162	15,319
Social security institutions	11,660	8,683
Deferred income	7,650	3,591
Other current liabilities	16,549	16,307
Total other current liabilities	118,828	124,356
Amounts due to employees include deferred compensation, accrued and untaken leave and related social contributions. At December 31, 2021, amounts due to employees also include the Zegna family’s grant of a €1,500 special gift to each employee of the Zegna Group, amounting to a total of €10,916 thousand, as a result of the Company’s listing completed on December 20, 2021. The amount was subsequently paid to employees in February 2022. Monterubello agreed to reimburse the cost incurred by the Group as an equity contribution, which was received in February 2022.
Accrued expenses primarily include payroll accruals and rental expenses.
Other current liabilities at December 31, 2022 and 2021 primarily include amounts due to the Company’s Board of Directors for board fees, liabilities relating to customs and vouchers and other sundry amounts as well as contingent consideration for the acquisition of Tessitura Ubertino subject to the company achieving certain predetermined operating performance targets for the years 2021 and 2022. As a result of the operating performance targets achieved in 2021, the 50% portion of the earn-out payment, amounting to €585 thousand was paid in cash in 2022. The remaining 50% will be payable in 2023, subject to Tessitura Ubertino achieving certain predetermined operating performance targets for the year 2022.